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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2007
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          Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17
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                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
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            (Exact name of the depositor as specified in its charter)

Wells Fargo Bank, National Association, Bear Stearns Commercial Mortgage, Inc.,
 Principal Commercial Funding II, LLC, Prudential Mortgage Capital Funding, LLC
                      and Nationwide Life Insurance Company
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           (Exact name of the sponsors as specified in their charter)

           Delaware                      333-130789           13-3411414
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(State or Other Jurisdiction     (Commission File Number     (IRS Employer
of Incorporation of Depositor)     of issuing entity)       Identification
                                                           No. of Depositor)

            383 Madison Avenue, New York, NY                      10179
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(Address of Principal Executive Offices of Depositor)   (Zip Code of Depositor)

Depositor's telephone number, including area code (212) 272-2000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Section 8 Other Events

Item 8.01. Other Events

     On September 27, 2007, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2007-PWR17 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, entered into by and among Bear Stearns
Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset
Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as
a Master Servicer, as Certificate Administrator and as Tax Administrator,
Centerline Servicing Inc. as General Special Servicer and LaSalle Bank National
Association as Trustee. Certain classes of the Certificates (the "Underwritten
Certificates") were registered under the Registrant's registration statement on
Form S-3 (no. 333-130789) and sold to Bear, Stearns & Co. Inc., ("BSCI") and
Morgan Stanley & Co. Incorporated ("MSCI", and together with BSCI, the
"Underwriters") pursuant to an underwriting agreement (the "Underwriting
Agreement") entered into by and between the Registrant and the Underwriters. In connection with the issuance and sale to the Underwriters of the Underwritten
Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the certificates, which legal opinion is attached to as an exhibit to this report.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Exhibits:

Exhibit No.   Description
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5.1           Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1           Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
              Exhibit 5.1).

23.1          Consent of Cadwalader, Wickersham & Taft LLP (included in Exhibits
              5.1 and 8.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 27, 2007

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By: /s/ Adam Ansaldi
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                                        Name: Adam Ansaldi
                                        Title: Vice President

                                  EXHIBIT INDEX

     The following exhibits are filed herewith:

Exhibit No.   Description
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5.1           Legality Opinion of Cadwalader, Wickersham & Taft LLP.

8.1           Tax Opinion of Cadwalader, Wickersham & Taft LLP (included in
              Exhibit 5.1).

23.1          Consent of Cadwalader, Wickersham & Taft LLP (included in
              Exhibits 5.1 and 8.1).